Summary Prospectus May 1, 2011

Class I and P Shares

American Funds® Growth-Income Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(7 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks long-term growth of capital and income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.01	1.01

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	1.25	1.05

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.91	0.71

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth-Income Fund.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth-Income Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$93	$73

3 years	$363	$300

5 years	$654	$546

10 years	$1,481	$1,252

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 3.50% of the average value of the portfolio.

Principal investment strategies
This portfolio invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).

The Master Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the portfolio focuses on investments in medium to larger capitalization companies, the portfolio’s investments are not limited to a particular capitalization size. The portfolio may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

The basic investment philosophy of the Master Growth-Income Fund manager is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Master/Feeder Mutual Fund Structure: The portfolio bears the fees and expenses of the Master Fund in addition to its own fees and expenses, which could result in a higher overall expense ratio.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 15.94%; 4th quarter 2008: (22.04%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/2/05

American Funds Growth-Income Portfolio	11.03%	1.54%	3.05%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.63%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC (PLFA)

Management Firm – PLFA is the investment adviser to the portfolio and oversees the performance of the Master Growth-Income Fund. Capital Research and Management Company manages the Master Growth-Income Fund. The primary persons responsible for day-to-day management of the Master Growth-Income Fund are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

James K. Dunton, Senior Vice President of Capital Research Global Investors	Since 1985
Donald D. O’Neal, Senior Vice President of Capital Research Global Investors	Since 2005
C. Ross Sappenfield, Senior Vice President of Capital Research Global Investors	Since 1999
J. Blair Frank, Senior Vice President of Capital Research Global Investors	Since 2006
Claudia P. Huntington, Senior Vice President of Capital Research Global Investors	Since 1994
Dylan J. Yolles, Senior Vice President of Capital Research Global Investors	Since 2005

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the portfolio are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products or the Pacific Dynamix and Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.